                                                                  EXHIBIT 10.8



                       SUBLEASE AND OPERATING AGREEMENT









                      FIVE CENTERPOINTE EXECUTIVE SUITES

                              Lake Oswego, Oregon




                                by and between

                      FIVE CENTERPOINTE EXECUTIVE SUITES

                                   "LESSOR"

                                      and





                           VIRTUAL MORTGAGE NETWORK

                                   "LESSEE"

                               TABLE OF CONTENTS
                               -----------------


ARTICLE 1       DEFINITIONS AND FUNDAMENTAL PROVISIONS
------------------------------------------------------

1.1             Basic Lease Provisions                                  1

ARTICLE 2       RENT AND OTHER CHARGES
--------------------------------------

2.1             Payment of Rent                                         2
2.2             Security Deposit                                        2
2.3             Support Services Fee Schedule                           2

ARTICLE 3      USE OF PREMISES
------------------------------

3.1             Lessee's Use                                            2
3.2             Trade Name                                              2
3.3             Legal Operation of Premises                             2
3.4             Operating Rules and Regulations                         2
3.5             Signs and Displays                                      3
3.6             Alterations to Premises                                 3
3.7             Substitution of Space                                   3

ARTICLE 4       INSURANCE
-------------------------

4.1             Lessee Insurance                                        4
4.2             Increase in Insurance Premiums                          4

ARTICLE 5       SUBORDINATION
-----------------------------

5.1             Subordination                                           4


ARTICLE 6       TRANSFERS, ASSIGNMENT AND SUBLETTING
----------------------------------------------------

6.1             Covenant not to Assign or Sublet Without Consent        4
6.2             Conditions for Lessor's Consent                         5
6.3             Assignment in Violation                                 5
6.4             No Claim for Damages                                    5

ARTICLE 7       INDEMNITY
-------------------------

7.1             Lessee Indemnity                                        5

ARTICLE 8       DEFAULTS AND REMEDIES
-------------------------------------

8.1             Default of Lessee/Remedies of Lessor                    5
8.2             Bankruptcy                                              6
8.3             Remedies Cumulative                                     7

ARTICLE 9       SURRENDER OF PREMISES
-------------------------------------

9.1             Surrender of Premises/Holding Over                      7

ARTICLE 10      ACCESS TO PREMISES
----------------------------------

10.1                   Access to Premises                             7

ARTICLE 11             MISCELLANEOUS
------------------------------------

11.1                   Notices                                        7
11.2                   Holding Over                                   7
11.3                   Successors and Assigns                         8
11.4                   Representations and Entire Agreement           8
11.5                   Late Charges                                   8
11.6                   Time is of the Essence                         8
11.7                   Relationship of Parties                        8
11.8                   Waiver                                         8
11.9                   Governing Law                                  8
11.10                  Partial Invalidity                             8
11.11                  Keys to Premises                               8
11.12                  Interpretation                                 8
11.13                  Annual Rent Increase                           9
11.14                  Survival of Obligations                        9
11.15                  Headings, Captions and References              9
11.16                  Special Stipulations                           9
11.17                  Copy Machine                                   9
11.18                  Janitorial Services                            9
11.19                  Shower Room Facilities                         9
11.20                  Staff Support                                  9
11.21                  Conversion                                     9


EXHIBITS
--------

                       Exhibit             "A"   Floor Plan
                       Exhibit             "B"   Guaranty
                       Exhibit             "C"   Rules & Regulation
                       Exhibit             "D"   Support Service Fee Schedule
                       Exhibit             "E"   Special Stipulations

                                   ARTICLE 1
                                   ---------
                            FUNDAMENTAL PROVISIONS
                            ----------------------

1.1      Basic Lease Provisions:
         ----------------------

         A.   DATE: October 2, 1996

         B.   LESSOR:   Five Centerpointe Executive Suites.

         C.   ADDRESS OF LESSOR:    Five Centerpointe Executive Suites
                                    16869 SW 65th Avenue #216
                                    Lake Oswego OR 97035

         D.   LESSEE:               Virtual Mortgage Network

         E.   ADDRESS OF LESSEE:    4590 MacArthur Blvd. Ste 175
                                    Newport Beach CA 92660

         F.   PERMITTED USE:        General Office

         G.   LESSEE'S TRADE NAME   N/A

         H. PREMISES: That portion of the Centerpointe Floor Plan (as herein defined) crosshatched on the Plan attached hereto as Exhibit "A" and designated as Office Space Number(s) 400-7.

         I. LEASE TERM/RENTAL COMMENCEMENT DATE: The Lease shall be binding upon the parties as of the date hereof with the term of the Lease extending to:
              January 31, 1997, and thereafter on a month-to-month basis.

         J.   FIXED RENT:    $950.00 to be paid as a monthly rental fee for use
         of the Premises described above in item "H". Rent will be delinquent after the fifth day of the month at which time a late fee will be assessed as set forth in Article 11, section 5.

         K. PREPAID RENT: $0 paid upon execution of this Lease to be applied to the first installment(s) of Fixed Rent due hereunder.

         L. SECURITY DEPOSIT: $950.00 paid upon the execution of this Sublease to be applied in accordance with the terms and provisions of
         Section 2.2 hereof.

         M.   GUARANTOR: ___________________________________ (See Exhibit "B"
         for Form of Guaranty)

         N.   ADDRESS OF GUARANTOR:

              __________________________________

              __________________________________

         O. LEASE TERM/RENTAL ENDING DATE: Lessee shall provide Lessor with written notification of Lessee's intent to vacate the Premises at least 30 days in advance of the proposed Lease Term/Rental ending date. Lessee shall return the Premises to Lessor in its original condition, ordinary use and wear excepted.

                                   ARTICLE 2
                                   ---------
                            RENT AND OTHER CHARGES
                            ----------------------

2.1       Payment of Rent:  During the Term, Lessee covenants and agrees to pay
          ---------------
to Lessor at the time and place designated in Section 1.1 hereof, without demand, deduction or setoff all Rent as defined in Section 1.1(J) hereof.

2.2       Security Deposit:  Lessee shall pay to Lessor on or before five (5)
          ----------------
days following the execution hereof the sum set forth in Section 1.1(L) hereof (the "Security Deposit") to be held by Lessor as security for the performance by Lessee of all obligations imposed on Lessee pursuant to this Lease. The Security Deposit shall bear no interest and Lessor shall be entitled to commingle the Security Deposit with Lessor's other funds. If Lessee defaults with respect to any of the terms, provisions, conditions or covenants of this Lease, Lessors may use or apply all or any part of the Security Deposit to cure such default.

Lessor shall not be required to apply all or any portion of the Security Deposit with respect to any particular violation or default by Lessee. Lessee shall reimburse Lessor for any portion of the Security Deposit that Lessor shall from time to time apply with respect to any violation by Lessee hereunder promptly upon written notice of such application by Lessor. Any portion of the Security Deposit that has not be appropriated by Lessor in accordance with the provisions hereof shall be returned to Lessee only after the expiration of the full stated term of this Lease, notwithstanding that this Lease may have been terminated by Lessor prior thereto in accordance with its provisions, since it is the intention of the parties that such sum of money shall secure Lessor not only as to defaults by Lessee prior to such termination but also for any deficiency or Rent or other charges due to Lessor thereafter under the terms of this Lease.

2.3      Support Services Fee Schedule: Lessee recognizes that Lessor reserve
         -----------------------------
the right to supply certain support services at such fees as are set forth in Exhibit D, attached hereto.

                                   ARTICLE 3
                                   ---------
                                USE OF PREMISES
                                ---------------

3.1      Lessee's Use: Lessee shall use the Premises solely for the Permitted
         ------------
Use set forth in Section 1.1(F) hereof and for no other purpose whatsoever.

3.2      Trade Name: Lessee will conduct business in the Premises only under the
         ----------
Trade Name specified in Section 1.1 (G), hereof.

3.3      Legal Operation of Premises: Lessee shall not use, or suffer or permit
         ---------------------------
the Premises, or any part hereof, to be used for any purpose or use in violation of any law, ordinance or regulation of any governmental authority, or in any manner that will constitute a nuisance or an unreasonable annoyance to any occupant of the surrounding offices, or in a manner that will injure the reputation of Lessor, or for any hazardous purpose or in any manner that will violate, suspend, void or serve to increase the premium rate of or make inoperative any policy or policies of insurance of any kind whatsoever at any time carried on any property or improvements of Lessor, or any part thereof, including the Premises.

3.4      Operating Rules and Regulations: Lessee shall abide by and adhere to
         -------------------------------
the operating rules and regulations set forth in Exhibit C attached hereto and any other rules and regulations as Lessor may from time to time institute. Any default or breach of such rules and regulations shall be deemed a default under this Lease and Lessor shall be entitled to exercise all rights and remedies available to Lessor as set forth in Article 8 hereof.

3.5      Signs and Displays: Lessee's name or company name will be listed on the
         ------------------
building directory at Lessor's expense. Any other signage shall be at the expense of Lessee and must be approved by Lessor in advance to meet the specifications of Lessor's rules and regulations. Lessee shall not place, cause or permit to be placed and maintained on the Premises any sign, awning or other advertising matter and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without Lessor's prior written consent.

3.6   Alterations to Premises: Lessee shall not alter the interior or exterior
      -----------------------
      of the Premises including the signs, heating, ventilating, air-conditioning or sprinkler systems, and shall not make any structural alterations to the Premises or any part thereof. Lessee agrees that any alterations made by it shall be performed only with the prior written approval of Lessor and shall become the property of Lessor upon the termination of this Lease and/or Lessee's right of possession. All alterations shall remain upon the Premises, unless Lessor shall require the restoration of the Premises to its original condition, in which event Lessee agrees to comply with such requirements prior to the expiration or other termination of this Lease. Lessee shall not (i) cut or drill into or secure any fixture, apparatus or equipment of any kind to any part of the Premises (ii) paint or decorate any part of the Premises or any part of the interior of the Premises, or (iii) change the architectural treatment of the Premises without first obtaining Lessor's written consent or taking such other action with reference thereto as Lessor may direct.

3.7   Substitution Space: Lessor shall have the right at any time during the
      ------------------
term of this Lease or renewal or extension hereof to require the Lessee to relocate to other space hereinafter referred to as "Substitution Space". The Substitution Space shall have approximately the same area as the leased Premises.

If Lessor desires to exercise such right, it shall give Lessee at least sixty
(60) days prior written notification that Lessee is to relocate to another space. Within ten (10) days of receipt of Lessor's notification, Lessee shall then give Lessor written notice of Lessee's election to agree to relocate, or to decline to relocate. Should Lessee fail to give Lessor written notice within ten
(10) days of receipt of Lessor's notification, then Lessee shall be deemed to have elected to consent to relocation.

If the Lessee declines to relocate and gives Lessor the required written notice, then within ten (10) days of receipt of the Lessee's election to decline, the Lessor may a) give the Lessee notice of the Lessor's election to terminate the Lease and require Lessee to vacate the Premises on the sixtieth (60th) day following the date of the Lessor's initial notice requiring the Lessee to relocate or b) elect to continue the Lease on the Premises in force in accordance with its terms.

If Lessee elects to relocate to the Substitution Space, such relocation shall be at the sole cost of Lessor including all costs and expenses related to improving the space with leasehold improvements equal to those then in Lessee's Premise. After such relocation, all terms, covenants, conditions, provisions, and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space except that (a) if the then unexpired balance of the term of this Lease shall be less than one year, the term of this Lease shall be extended so that the unexpired balance of the term of this Lease shall be one year from the date of the move and (b) if the Substitution Space contains more square footage than the presently leased premises, the monthly rental shall be increased proportionately (provided that such monthly rental increase shall not be in excess of five percent (5%) of the monthly rental immediately preceding such an increase).

If Lessee shall retain possession of the Premises or any part thereof following the date set for relocation or termination, Lessee shall be liable to Lessor, for each day of such retention, for double the amount of the daily rental for the last period prior to the date of such expiration or termination, plus actual damages incurred by Lessor resulting from delay by Lessee in surrendering the Premises, including without limitation any claims made against Lessor by any succeeding Lessee to the Premises and Lessor's costs in taking any action to evict Lessee from the Premises.

                                   ARTICLE 4
                                   ---------

                                   INSURANCE
                                   ---------

4.1     Lessee Insurance:  Lessee shall keep in force at Lessee's expense during
        ----------------
the term hereof and during such other time as Lessee occupies the Premises or any part thereof, a commercial general liability insurance including bodily injury and property damage (which policy shall likewise include insurance against all assumed or contractual liability of Lessee under this Lease), covering the Premises and Lessee's use thereof, in companies rated A or A+ by Best's rating service and in forms satisfactory to Lessor against claims for "personal injury" liability, including but not limited to, bodily injury, death or property damage with limits of not less than $300,000 per occurrence and $100,000 for damage to property. Such insurance shall cover all risks arising directly or indirectly out of Lessee's activities on the Premises.

Lessee shall deposit the policy or policies of such insurance or a certificate or certificates thereof with Lessor no less than five (5) days prior to the Commencement Date hereof and evidence of all renewals of same not less than ten
(10) days prior to the expiration date of such policy. Should Lessee fail to carry or keep in force such insurance, Lessor may, but need not, cause such insurance to be issued and in such event Lessee agrees to pay as Additional Rent the premium for such insurance promptly upon Lessor's demand. Such insurance coverage may be as a part of blanket coverage for all of Lessee's stores provided that such coverage shall be specifically endorsed to cover the Premises and shall otherwise be subject to the approval of Lessor, which approval shall not be unreasonably withheld.

4.2     Increase in Insurance Premiums:  Lessee shall not do or suffer to be
        ------------------------------
done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Lessor's insurance policies or which will prevent Lessor from securing such policies in companies acceptable to Lessor. If anything done, permitted to be done or suffered to be done by Lessee, or kept or suffered by Lessee to be kept in, upon and about the Premises shall cause the rate of all-risk insurance on the Premises in companies acceptable to Lessor to be increased beyond the minimum rate from time to time applicable to the Premises for the Permitted Use, Lessee shall pay as Additional Rent the amount of any such increase promptly upon demand by Lessor and shall cease such action until such payment is made.

                                   ARTICLE 5
                                   ---------
                                 SUBORDINATION
                                 -------------

5.1     Subordination:  This Sublease contains all the terms, conditions and
        -------------
agreements of the parties and shall be subordinate to the Master Lease dated April 14, 1989, between Lessor and U.S.F. & G. - Centerpointe.

                                   ARTICLE 6
                                   ---------
                     TRANSFERS, ASSIGNMENT AND SUBLETTING
                     ------------------------------------

6.1     Covenant Not to Assign or Sublet Without Consent:  Lessee covenants that
        ------------------------------------------------
it will not assign, mortgage, or encumber this Lease, nor sublease the Premises, or permit the Premises to be used or occupied by others, without the prior written consent of Lessor in each instance which shall not be unreasonably withheld. The transfer of control or of a majority of the issued and outstanding capital stock of any corporate Lessee or sublessee, however accomplished, and whether in a single transaction or in a series of transactions, will be an assignment of this Lease or of such Sublease requiring Lessor's prior written consent in each instance. Notwithstanding anything contained in the preceding sentence, the provisions of the preceding sentence shall not apply to any corporate Lessee whose shares are traded on a nationally-recognized securities exchange.

6.2     Conditions for Lessor's Consent:  Lessor and Lessee hereby agree that
        -------------------------------
the granting of consent by Lessor shall, at a minimum, be preconditioned upon the fulfillment of the following requirements of Lessor, which Lessee has reviewed and hereby agrees to be reasonable requirements of Lessor:

      A. Lessor shall be provided with at least thirty (30) days' written notice prior to any proposed assignment or subletting;
      B. Lessee shall remain primarily liable under this Lease and shall guarantee the Lease if Lessor so requests;
      C.  Any proposed assignee or sublessee shall assume, in written instrument acceptable to Lessor, all of the obligations of Lessee hereunder;
      D.  No use shall be employed in connection with the Premises other than the permitted use set forth in this Lease.

6.3   Assignment in Violation of Article:  Any assignment or sublease in
      ----------------------------------
violation of this Article shall be deemed void ab initio. No occupancy by any party other than Lessee or collection of rent by Lessor will be deemed (A) a waiver of provisions of this Article, or (B) the acceptance of the assignee, sublessee, or occupancy as Lessee, or (C) a release of Lessee from the further performance by Lessee of covenants on the part of Lessee contained in this Lease. The consent by Lessor to an assignment or sublease will not be construed to relieve Lessee from obtaining Lessor's prior written consent in writing to any further assignment or sublease. No permitted sublessee shall have the right to assign or encumber its sublease or further sublease all or any portion of its subleased space or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others.

6.4   No Claim for Damages:  Lessee's sole remedy for Lessor's refusal to
      --------------------
consent to a proposed assignee or sublessee of Lessee will be an action or proceeding for specific performance, injunction or declaratory judgment.


                                   ARTICLE 7
                                   ---------
                                   INDEMNITY
                                   ---------

7.1   Lessee Indemnity:  Lessee hereby indemnifies and holds Lessor, its agents
      ----------------
and employees, harmless from and against any and all claims, actions, damages, liabilities and expenses resulting from or connected with any loss of life, personal injury and/or damage to personal or real property, arising from or out of the occupancy or use by Lessee of the Premises or any part thereof or occasioned wholly or in part by any act or omission of Lessee, its officers, agents, contractors, employees, licensees and invitees. Lessee further releases Lessor, its agents and employees, from liability for any damages sustained by Lessee or any other person claiming by, through or under Lessee due to the Premises, or any part thereof or any appurtenances thereto becoming out of repair, or due to the happening of any accident, including but not limited to any damage caused by water, snow, windstorm, tornado, gas steam, electrical wiring, sprinkler system, plumbing, heating and air conditioning apparatus and from any acts or omissions of co-Lessees or other occupants. In no event shall Lessee be required to release Lessor, its agents and employees, from liability for losses resulting from affirmative acts of proven negligence solely on the part of Lessor, its agents or employees, provided that in no event shall Lessor be liable with respect to water damages of any nature whatsoever.

                                   ARTICLE 8
                                   ---------
                             DEFAULT AND REMEDIES
                             --------------------

8.1   Default of Lessee/Remedies of Lessor:  In the event that Lessee:
      ------------------------------------
(A) fails to pay all or any portion of any sum due from Lessee hereunder for Rent or reimbursement for sums advanced by Lessor on Lessee's behalf hereunder or pursuant to any exhibit hereto within five (5) days after the due date as set forth in Article 1, section 1 (J); (B) fails to immediately cease all conduct prohibited hereby immediately upon receipt of written notice from Lessor;
(C) fails to take such actions in accordance with the provisions of written notice from Lessor as are required by Lessor to remedy Lessee's failure to perform any of the terms, convenants, and conditions hereof; (D) commits waste to the Premises or removes any improvements or betterments thereof; (E) fails to conduct business in the Premises as required by this Lease or abandons the Premises or the Premises appear to be abandoned: (F) commits an act in violation of the Lease which Lessor has previously notified Lessee to cease more than once in that Lease Year; (G) becomes bankrupt or insolvent or files any debtor proceeding or if Lessee shall take or have taken against Lessee any petition of Bankruptcy, or if Lessee shall take action or have action taken against Lessee for the appointment of a receiver for all or a portion of Lessee's assets, or if Lessee shall file a petition for a corporate reorganization, or shall make an assignment for the benefit of creditors, or if in any other manner Lessee's interest hereunder shall pass to another by operation of law (it being understood that any or all of such occurrences shall be deemed a default on account of bankruptcy for the purposes hereof and that such default on account of bankruptcy shall apply to and include any Guarantor of this Lease); (H) is otherwise in default hereunder and shall not have cured such default within twenty (20) days following written notice from Lessor, Lessor may at its option and without further notice to Lessee, reenter and resume possession of the Premises and/or declare this Lease terminated.

Notwithstanding such reentry by Lessor, Lessee hereby indemnifies and holds Lessor harmless from and against any and all loss or damage which Lessee may incur by reason of the termination of this Lease and/or Lessee's right to possession hereunder including but not limited to the loss of Lessee's inventory, fixtures and other property located within the Premises. No reentry and/or reletting shall be construed as Lessor's election to terminate this Lease unless Lessor has notified Lessee in writing of Lessor's election to so terminate. Following reentry of the Premises by Lessor, Lessee shall continue to pay all such Rents and reimbursements as same become due under the terms of this Lease, together with all attorney's fees and other expenses incurred by Lessor in regaining possession. Should the Premises be relet, Lessee shall pay to Lessor all costs incurred or paid by Lessor in reletting, including, but not limited to, the cost of alterations and repairs, attorney's fees, and brokerage commissions. Upon reletting, sums received from such new Lessee by Lessor shall be applied first to payment of all costs incident to reletting, including, but not limited to, repair and alteration costs,legal and brokerage fees; any excess shall then be applied to any indebtedness to Lessor from Lessee. The balance, if any, shall be applied against the deficiency between all amounts reserved hereunder and sums to be received by Lessor on reletting, which deficiency Lessee shall pay to Lessor in full within five (5) days of notice of same from Lessor. In no event shall Lessor be obligated to pay any excess sums to Lessee.

In the event Lessor elects to terminate this Lease by written notice thereof to Lessee, Lessee shall pay to Lessor all arrearages in Rent and reimbursements, plus interest thereon at the highest prevailing legal rate, not to exceed eighteen percent (18%) per annum; attorney's fees and costs incurred as a result of Lessee's default and the termination of this Lease; and the amount of such Rent remaining to be paid for the balance of the unexpired Term of the Lease. Such payment shall be considered liquidated damages and shall be in lieu of any obligations that Lessee shall have for the performance of the terms and conditions of this Lease for the full Term hereof. Such sums shall be due and owing as of the date of Lessee's default hereunder.

8.2 Bankruptcy: If Lessor shall not be permitted to terminate this Lease as
    ----------
hereinabove provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy, as amended ("Bankruptcy Code"), then Lessee as a debtor in possession or any trustee for Lessee agrees promptly, within no more than fifteen (15) days upon request by Lessor to the Bankruptcy Court, to assume or reject this Lease, and Lessee on behalf of itself and any trustee agrees not to seek or request any extension or adjournment of any application to assume or reject this Lease by Lessor with such Court. In such event, Lessee or any trustee for Lessee may only assume this Lease if (A) it cures or provides adequate assurance that the trustee will promptly cure any default hereunder,
(B) compensates or provides adequate assurance that Lessee will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from Lessee's defaults, and (C) provides adequate assurance of performance during the fully stated Term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Lessee. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein.

8.3      Remedies Cumulative:  All rights and remedies of Lessor herein created
         -------------------
or remedies otherwise available (at law or in equity) to Lessor under the Laws of the United States or Oregon, which Lessor may, at its option, invoke, are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as Lessor shall deem desirable.

                                   ARTICLE 9
                                   ---------
                             SURRENDER OF PREMISES
                             ---------------------

9.1      Surrender of Premises, Holding Over:  Lessee, upon expiration or
         ---------------------
termination of this Lease, either by lapse of time or otherwise, agrees peaceably to surrender to Lessor the Premises, including the alterations, additions, improvements, changes, and fixtures other than Lessee's movable trade fixtures, in good condition and in good repair, ordinary use and wear excepted; provided, however, that Lessee shall be required to remove such alterations as Lessor requires pursuant to Section 3.6 hereof. If Lessee fails to surrender the Premises as provided above, Lessee agrees to pay Lessor, as liquidated damages, a sum equal to twice the Rent to be paid by Lessee to the Lessor for all the time Lessee shall so retain possession of the Premises or any part thereof; provided, however, that Lessee shall be deemed to be a "Lessee at Sufferance" and the exercise of Lessor's rights under this clause shall not be interpreted as a grant of permission to Lessee to continue in possession.

                                  ARTICLE 10
                                  ----------
                              ACCESS TO PREMISES
                              ------------------

10.1     Access to Premises:  Lessee agrees that Lessor, its agents, employees,
         ------------------
or servants or any person authorized by Lessor may, at Lessor's sole discretion, enter the Premises to inspect the condition of the same, to make such repairs, additions, improvements, changes, or alterations to the Premises, to make and to exhibit the same to prospective Lessees, without any such activity constituting an eviction of Lessee in whole or in part, and the rent reserved shall in no way abate by reason of loss or interruption of the business of Lessee or otherwise while any such work is being done. If Lessee or Lessee's agents or employees shall not be present or permit entry into the Premises when necessary or permissible under this Lease, Lessor, or Lessor's agent or employees may enter same by whatever lawful means necessary without liability therefor and without in any manner affecting the obligations, covenants, terms, or conditions of this Lease.

                                  ARTICLE 11
                                  ----------
                                 MISCELLANEOUS
                                 -------------

11.1     Notices: Notices and demands required or permitted to be given
         -------
hereunder may be given by personal delivery to either party or any officer or other representative of the party to be notified, or may be sent by recognized overnight courier or certified mail, return receipt requested, addressed, postage prepaid, to the address set forth in Section 1.1 herein. Notices and demands shall be deemed to have been given upon the date of delivery provided that if any party shall refuse delivery, notices shall be deemed given when mailed or, if made by personal delivery or overnight courier, then upon the delivery except that notice of change of address for notices shall not be deemed made until received. Unless otherwise specified by Lessor, the payment of Rent shall be to the first address of Lessor as set forth in Section 1.1 herein.

11.2     Holding Over:  In the event of Lessee's continued occupancy of the
         ------------
Premises after the expiration of the Lease Term or any renewal or extension thereof, or any earlier termination provided or permitted by this Lease, with the consent of Lessor, such tenancy shall be from month-to-month and such continued occupancy shall not defeat Lessor's right to possession of the Premises. All other covenants, provisions, obligations and conditions of this Lease shall remain in full force and effect during such month-to-month tenancy.

11.3  Successors and Assigns: All covenants, promises, conditions,
      ----------------------
representations, and agreements herein contained shall be binding upon, apply, and inure to the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.

11.4  Representations and Entire Agreement:  It is understood and agreed by
      ------------------------------------
Lessee that Lessor and Lessor's agents have made no representations or promises with respect to the Premises or the making or entry into this Lease except as expressly set forth in this Lease and that no claim or liability,or cause for termination, shall be asserted by Lessee against Lessor for, and Lessor shall not be liable by reason or breach of any representations or promises not expressly stated in the Lease. This Lease and the Exhibits attached hereto constitute the sole and exclusive agreement between the parties with respect to the Premises. No amendments, modifications of or supplements of this Lease shall be effective unless in writing and executed by Lessor and Lessee.

11.5  Late Charges:  It is expressly agreed between the parties that a charge of
      ------------
1 1/2% per month will be assessed on any unpaid, overdue balance. All accounts are subject to a LATE CHARGE on the unpaid balances at the rate of 1 1/2% PER MONTH, which is an ANNUAL PERCENTAGE RATE of 18%. If Lessee shall fail to make any payment of rentals, costs, additional rentals or other charges when due as herein provided, then such sums shall bear interest at the highest legal rate not to exceed 18% per annum calculated from said due date. In addition, Lessee shall pay a late charge of ten percent of the rent or $25.00, whichever is greater, for processing of late payments as Additional Rent within ten(10) days of notice. If Lessee's account is placed in the hands of an attorney for collection, Lessee promises and agrees to pay reasonable attorney fees and collection costs, at trial and on appeal, and even though no action is filed.

11.6  Time is of the Essence:  The time of the performance of all of the
      ----------------------
covenants, conditions, and agreements of this Lease is of the essence of this Agreement.

11.7  Relationship of Parties:  Nothing herein shall be construed so as to
      -----------------------
constitute a joint venture or partnership between Lessor and Lessee. This Lease shall not result in the creation of an estate for years in Lessee. Accordingly, Lessee shall have only a license not subject to levy or sale. No estate shall pass out of Lessor to Lessee hereunder, and Lessee shall not be entitled to any award of whatsoever nature based on this Lease and/or Lessee's right to occupy the Premises hereunder.

11.8  Waiver:  One or more waivers of any covenant or condition by Lessor shall
      ------
not be construed as a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be construed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar act by Lessee.

11.9  Governing Law:  This Lease shall be construed under the laws of the State
      -------------
of Oregon.

11.10  Partial Invalidity:  If any provision of this Lease or the application
       ------------------
thereof to any person or circumstance shall to any extent be held invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

11.11  Keys to Premises:  Lessee shall be issued one key for entry into Lessor's
       ----------------
building. Should Lessee enter Lessor's property other than normal business hours as set forth in Exhibit C, Rules and Regulations, it will be Lessee's responsibility to lock the doors upon leaving the building. Lessee will be issued on key for Lessee's Premises. All keys issued to Lessee shall be returned to Lessor upon termination of Sublease. There will be a $15.00 charge for each additional key requested. Lost, stolen or nonreturned keys will be assessed a $50.00 replacement fee.

11.12    Interpretation:  In interpreting the Lease in its entirety, the printed
         --------------
provisions of this Lease and any additions written or typed thereon shall be given equal weight, and there shall be no inference, by operation of law or otherwise, that any provision of this Lease shall be construed against either party hereto.

11.13    Annual Rent Increase:  The monthly rental fee is subject to an annual
         --------------------
increase of 6% commencing on January 1 of each year without further notice to Lessee.

11.14    Survival of Obligations:  The provisions of the Lease with respect to
         -----------------------
any obligation of Lessee to pay any sum in order to perform any act required by this Lease after the expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

11.15    Headings, Captions and References:  The section captions contained in
         ---------------------------------
this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The use of the terms "hereof," "hereunder" and "herein" shall refer to this Lease as a whole, inclusive of the Exhibits, except when noted otherwise. The use of the masculine or neuter genders herein shall include the masculine, feminine and neuter genders and the singular form shall include the plural when the context so requires.

11.16    Special Stipulations:  Insofar as the Special Stipulations attached as
         --------------------
Exhibit H, if any, conflict with any of the foregoing provisions, the Special Stipulations shall control and apply.

11.17    Copy Machine:  Lessor has provided a copy machine for the use of all
         ------------
Lessees. No other copy machines, whether owned or rented by Lessees, are allowed on the Premises.

11.18    Janitor Services:  Lessor agrees to provide janitorial services that
         ----------------
will include individual offices and all common areas 5 days per week.

11.19    Shower Room Facilities:  Lessee shall not leave any clothing or
         ----------------------
personal articles unattended in the shower dressing room facilities. Lessor is not responsible for any lost or stolen clothing or personal articles.

11.20    Support Staff:  Lessor agrees to provide secretarial/staff services
         -------------
   Monday through Friday during normal working hours of 8:00am to 5:00pm, holidays excluded. This shall include reception, secretarial and other support services on a first-come, first-served basis. Fees and services are more particularly described on the attached Exhibit D. All secretarial work done in Lessor's Premises will be done by Five Centerpointe Executive Suites' employees. Lessor agrees to complete all work in a professional and timely manner.

11.21    Conversions:  Lessee acknowledges the Five Centerpointe Executive
         -----------
   Suites has invested time and money into the careful selection and training of its employees. Should Lessee desire to hire an employee of Five Centerpointe Executive Suites, directly or indirectly, within 180 days from the date employee last works for Five Centerpointe Executive Suites, Lessee will notify Five Centerpointe Executive Suites within three (3) days of such decision of hire. Lessee agrees to pay a service charge in the event it hires Five Centerpointe Executive Suites employee. The service charge shall be assessed at a fixed rate in the fee amount of $2000.00 per employee.

     IN WITNESS WHEREOF this Lease has been executed as of the day and year first above written. EXHIBITS A, B, C, D, and E are attached.

LESSOR:                                    LESSEE:
------                                     ------
FIVE CENTERPOINTE EXECUTIVE SUITES         VIRTUAL MORTGAGE NETWORK

By:                                        By:   /s/ JOHN MURRAY
   -------------------------------            -------------------------------

Its                                        Its   CEO - CFO
    ------------------------------             ------------------------------

Date:                                      Date: 10/3/96
     -----------------------------              -----------------------------

                                  EXHIBIT "A"



                                  FLOOR PLAN

POINTE FIVE, INCORPORATED
CENTERPOINTE (400) FLOOR PLAN





[FLOOR PLAN APPEARS HERE]




SUBLEASE-EXHIBIT

                                  EXHIBIT "B"
















                                   GUARANTY

GUARANTY
--------

     In consideration of the letting of the Premises to lessee (all as defined in the attached Lease) and the sum of One Dollar ($1.00) paid by Lessor to the undersigned, the receipt whereof is hereby acknowledged, the undersigned Guarantor agrees as follows:

     1. To unconditionally guaranty to Lessor the full and prompt performance and observance of all covenants, conditions and agreements provided in the Lease to be performed and observed by Lessee, its successors and assigns.

     2. That Guarantor's obligations hereunder shall not be terminated, reduced or affected in any way by reason of the assertion by Lessor against Lessee of any right or remedy for the enforcement of the obligations of Lessee under the Lease, or by reason of the waiver by Lessor of, or its failure to enforce, any of the terms, covenants or conditions of the Lease, or the granting of any indulgence or extension of time to Lessee. In furtherance of the foregoing, Guarantor waives notice of any of the foregoing and of default by Lessee in payment of rent and any other sum of money required to be paid under the Lease and breach by Lessee of any covenant, condition or agreement contained in the Lease.

     3. That its obligations hereunder shall apply with full force and effect to any amendment, renewal or extension of the Lease, even though made without notice thereof to Guarantor.

     4. That its obligations hereunder shall remain in full force and effect after any assignment or subletting even though made without notice to Guarantor, which notice is hereby waived by Guarantor, whether made with Lessor's consent if same is required under the lease or otherwise required by Lessor.

     5. That its liability under this Guaranty shall be primary, and joint and several, and that with respect to any right of action which shall accrue to Lessor under the Lease, and that Lessor may, at its option, proceed against Guarantor without having commenced any action or having obtained any judgment against Lessee.

     6. That its obligation to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Lessee or its estate in bankruptcy (including without limitation any rejection of the lease by Lessee or by any trustee or receiver in bankruptcy) resulting from the operation of any present or future provision of the Bankruptcy Code, other similar statute, or from the decision of any court. The liability of Guarantor shall not be affected by any repossession of the Premises by Lessor.

     7. That this Guaranty shall be binding upon the Guarantor, its successors and assigns and shall inure to the benefit of Lessor, its successors and assigns.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument individually or through its authorized officers, as the case may be or required, causing its respective seal to be hereto affixed and attended on the day and year first above written.


WITNESS:                                    CORPORATE GUARANTOR:

______________________________              By:______________________________


______________________________              Attest: _________________________




WITNESS:                                    INDIVIDUAL GUARANTOR:

______________________________              By:______________________________





SUBSCRIBED AND SWORN to before me this ______ day of _________________, 1996.


                                            By: _____________________________
                                                Notary Public for Oregon
                                                Commission expires: _________

                                  EXHIBIT "C"





                              RULES & REGULATIONS

CENTERPOINTE BUILDING RULES AND REGULATIONS

1.) The sidewalks, entrances, halls, passages, elevators and stairway shall not be obstructed by any of the tenants, their agents, contractors, employees or visitors, or used by them for any other purpose than for ingress and egress to and from their respective leased premises.

2.) Tenants, their agents, contractors, employees or visitors, shall not make or commit any improper noise or disturbances of any kind in the building, or mark or defile the lavatories, windows, elevators or doors of the building, or interfere in any way with other tenants or those having business with them.

3.) The lavatories and their water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish, rags, ashes, chemicals or other refuse from unsuitable substance, shall be thrown therein. Any damage from such misuse shall be borne by the Tenant by whom or whose employee, contractors, agents or visitors it shall by caused.

4.) After permission to install telephone, call boxes, telecommunication wires or other electric wires has been granted, Landlord will direct where and how the same are to be placed. No wires shall be run in any part of the building excepting by or under the direction of the Landlord. Attaching of wires to the outside of the building is absolutely prohibited. It is understood that telephones are installed solely for the use and benefit of Tenant and accordingly, Tenant will save Landlord harmless for any damages thereto.

5.) The Landlord shall in all cases have the right to prescribe the weight and proper position of safes, or other heavy objects in the building; and the bringing in of said safes, all furniture, fixtures, fixtures or supplies, the taking out of said articles, and moving about of said articles within the building, shall only be at such times and in such manner as the Landlord shall designate; and any damage caused by any of the before mentioned operations, or by any of the said articles during the time they are in the building, shall be repaired by Tenant at Tenant's expense.

6.) No additional locks shall be placed upon any doors without the written consent of the Landlord, and the Tenant shall not permit any duplicate keys or change of locks to be made. All necessary keys shall be furnished by the Landlord, and the same shall be surrendered upon the termination of this Lease, and the Tenant shall then give to the Landlord or his agents explanations of the combination of all locks upon the doors of vaults.

7.)  No bicycles or similar vehicles will be allowed in the building.

8.) No Tenant shall do or permit anything to be done in said premises, or bring or keep anything therein which will in any way increase the rate of fire insurance on said building or on property kept therein, or obstruct or interfere with any of the rules and ordinances of the State Health Division. Tenant understands and agrees that the vehicle of any Tenant obstructing any unauthorized area, and particularly in areas designated by specially painted curbs as fire lane areas, may be towed at owner's risk and expense.

9.) Tenants will see that the doors are securely locked before leaving the building.

10.)     No animals or birds shall be brought into or kept in or upon the premises, other than seeing eye dogs.

11.)     No interference with the general building heat ventilating and air conditioning system will be permitted. All regulating and adjusting will be done by employees of Landlord.

12.)     The use of office suites as sleeping apartments, for the preparation of foods (other than hot drinks), or for any immoral or illegal purpose is absolutely prohibited.

13.)     No Tenant shall conduct, or permit any other person to conduct any auction upon the premises, or store goods, wares, or merchandise upon the premises or sell goods upon the premises without the prior written approval of the Landlord except for the usual supplies and inventory to be used by the Tenant in the conduct of his business.

14.)     All glass, locks and trimmings, in or about the doors and windows of the premises and all electric fixtures on the premises which belong to the building shall be kept whole, and whenever broken by anyone, shall be immediately replaced and repaired and put in order by the Tenant under the direction and to the satisfaction of the Landlord and the same shall be left whole and in good repair upon the termination of this Lease.

15.)     Any and all damages to floors, walls or ceilings due to Tenant or
Tenant's employees failure to shut off running water or liquid, shall be paid by Tenant.

16.)     Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name or street address of the Building.

17.)     Landlord establishes the hours of 7 a.m. to 6 p.m. of each weekday as reasonable and usual business hours for the purposes. If Tenant requests electricity of heat or air conditioning during any hours on Saturdays, Sundays or legal holidays; or during the hours of 6 p.m. to 7 a.m. on any weekday, and if Landlord is able to provide the same, Tenant shall pay Landlord such charges as Landlord shall establish from time to time for providing such services during such hours. Any such change which Tenant is obligated to pay shall by Tenant within five (5) days after demand by Landlord. Any such failure by Tenant to pay said amount said within five-day period shall be a default by Tenant under the Lease Agreement.

18.)     Landlord reserves the right to exclude from Building between the hours of 5 p.m. and 6 a.m. and at all hours on Saturdays, Sundays, and legal holidays all persons who do not present identification acceptable to Landlord. Each Tenant shall provide Landlord with a list of all persons authorized by Tenant to enter its premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including the closing of doors.





SUBLEASE - EXHIBIT C

FIVE CENTERPOINTE EXECUTIVE SUITES
CENTERPOINTE (400) SUPPORT SERVICE FEE SCHEDULE

Answering Service
Our receptionist will receive your incoming phone calls according to your written directions while you are away from your office. Answering service for first line is not included in rental fee. Each Additional line will be $50.00 per month. Our receptionist will greet your clients for a fee of $50.00 per month.

Intercom Service
Our receptionist will receive and screen all incoming phone calls according to your written directions.

Line Installation
Telephone line and intercom installation is $100.00 per line per location.

Line Service
Monthly phone service for CentraNet 1000 is $45.00 per line per month.

Lessee has selected (2) telephone line(s) intercom(s) and agrees to pay $90.00
                                                                         -----
for greeting service in addition to the rental fee on the first day of each month.

ADDITIONAL SUPPORT SERVICES
Secretarial
Typing and/or data processing is $24.00 per hour of fraction thereof. Special projects may be negotiated.

Facsimile
Incoming and/or outgoing is $2.00 per page up to a maximum of $80.00 (40 pages) per office per month. After 40 pages in one month there is no charge.

Copier
First 500 copies per month are $.10 per page, copies over 500 are $.05 per page.

Courier
UPS and Federal Express pickup and delivery cost plus 20% handling.

Postage
Postage cost plus 20% handling.

Notary
Each document is $6.00.

Lessor has option to increase Support Service Fee.
All Support Service Fees are billed from the 20th to the 20th of each month. These charges will be delinquent after the fifth of the month and are subject to a late fee.
Lessee has hereby read the Support Service Fee Schedule--Exhibit D and agrees to the telephone line and intercom selection. __________. initial
SUBLEASE--EXHIBIT D

                                  EXHIBIT "E"







                                    SPECIAL
                                 STIPULATIONS














                                      23